MSS SERIES TRUST

One Rock Fund

Ticker ONERX
(the “Fund”)

SUPPLEMENT DATED September 15, 2022 TO THE FUND’S PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 30, 2022

The section entitled “Additional Compensation to Financial Intermediaries” on page 12 of the Fund’s prospectus is hereby restated as follows:

The Fund’s Adviser and its affiliates may each, at its own expense and out of its own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to any sales charge that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as a expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.

Additionally, the second paragraph under the section entitled “Fund Services” on pages 24-25 of the Fund’s Statement of Additional Information is hereby restated as follows:

In addition, MSS provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant ("Fund Accounting Agent"), MSS receives an annual fee from the Trust based on the average value of the Fund. These fees are: from $0 to $25 million in assets the annual fee is $22,200, from $25 million to $50 million in assets the annual fee is $31,700, from $50 million to $75 million in assets the annual fee is $37,450 from $75 million to $100 million in assets the annual fee is $43,200, from $100 million to $125 million in assets the annual fee is $48,950, from $125 million to $150 million in assets the annual fee is $54,700, from $150 million to $200 million the annual fee is $60,450, from $200 million to $300 million the annual fee is $60,450 plus 0.01% on assets greater than $200 million, and greater than $300 million, the annual fee is $70,450 plus 0.005% on assets greater than $300 million.. The Trust will receive a discount ranging from 10-50% depending on the net assets of each Trust until the Trust reaches $10 million in assets.

Also, the second paragraph of the section entitled “Administrator and Compliance Services” on page 25 of the Fund’s Statement of Additional Information is hereby restated as follows:

During the fiscal period from the commencement of operations on March 6, 2020 to November 30, 2020, the Fund paid $3,517 to Empirical for compliance services and $2,833 for administrative services. During the fiscal year ended November 30, 2021, the Fund paid $6,051 to Empirical for compliance services and $2,524 for administrative services.

* * * * *

You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information, dated March 30, 2022. These documents are available upon request and without charge by calling the Fund at 1-800-564-3899 or by writing to the Fund at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4031.